UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

January 10, 2007

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810 2-38960	Energen Corporation Alabama Gas Corporation	Alabama Alabama	63-0757759 63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On January 10, 2007, Alabama Gas Corporation entered into an underwriting agreement (the “Underwriting Agreement”) with A.G. Edwards & Sons, Inc. (the “underwriter”), whereby Alabama Gas Corporation agreed to sell and the underwriter agreed to purchase from Alabama Gas Corporation, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $45,000,000 principal amount of its 5.90% Notes due January 15, 2037 (the “2037 Notes”). The 2037 Notes are issuable pursuant to an indenture dated as of November 1, 1993 between Alabama Gas Corporation and The Bank of New York Trust Company, N.A., as successor to NationsBank of Georgia, National Association, as trustee (the “Indenture”). The Underwriting Agreement contains customary representations, warranties and agreements of Alabama Gas Corporation and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and is incorporated by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The 2037 Notes will be represented by global security. A copy of the form of the global note for the 2037 Notes is attached hereto as Exhibit 4.1. A copy of the Officer’s Certificate pursuant to Section 301 of the Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference.

ITEM 7.01 Regulation FD Disclosure

On January 16, 2007, Alabama Gas Corporation will formally establish the series of 2037 Notes under an Officers’ Certificate pursuant to Section 301 of the Indenture. The closing of the offering of the 2037 Notes will take place on January 16, 2007. Alabama Gas Corporation has previously filed a Registration Statement on Form S-3, registration number 333-121077, with the Securities and Exchange Commission (the “Registration Statement”), and filed a term sheet pursuant to Rule 433 of the Securities Act of 1933, as amended, on January 10, 2007 and a prospectus supplement pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, on January 11, 2007, both of which specified the terms of the 2037 Notes.

ITEM 9.01 Financial Statements and Exhibits

1.1	Underwriting Agreement dated January 10, 2007, between Alabama Gas Corporation as issuer and A.G. Edwards and Sons, Inc. as underwriter

4.1	Form of Global Note for the 5.90% Notes due January 15, 2037

4.2	Officers’ Certificate pursuant to Section 301 of the Indenture (2037 Notes)

5.1	Opinion of Bradley Arant Rose & White LLP

23.1	Consent of Bradley Arant Rose & White LLP (Included in exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

January 16, 2007	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr.
Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation